Northbrook Life Insurance Company
                     Northbrook Variable Annuity Account II

                                   Supplement
                          dated December 3, 2002 to the
                  Preferred Client Variable Annuity Prospectus
                                dated May 1, 2002

This supplement announces that the basic dollar cost averaging fixed account option is currently closed to purchase payments. Please read this supplement carefully and retain it for future reference together with your prospectus.

On page 17 of your prospectus, the first paragraph under the heading "Investment
Alternatives: The Fixed Account" is deleted and replaced with the following:

         The Fixed Account option is currently not available. In the future, we may offer the Dollar Cost Averaging Fixed Account Option described below. Please consult with your Morgan Stanley Financial Advisor for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated assets accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

On page 17 of your prospectus, the first sentence of the first paragraph under the heading "Dollar Cost Averaging Option" is deleted and replaced with the following:

         Effective December 3, 2002, the Dollar Cost Averaging Option is not available to new purchase payments or transfers. If you currently have funds allocated to the Dollar Cost Averaging Option, you may keep such investment. In the future, we may offer a Dollar Cost Averaging Program, as described on page 18, for new purchase payments.


Please delete all references to the availability of Fixed Account Options in the prospectus and change all references throughout the prospectus to the availability of "37" investment alternatives to "36" investment alternatives.